UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): October 11, 2007

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

10350 Ormsby Park Place, Suite 300, Louisville, Kentucky	40223
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (502) 357-9000

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

Ventas, Inc. (the “Company”) is re-issuing in an updated format its historical financial statements to satisfy Securities and Exchange Commission (“SEC”) requirements as they relate to Statement of Financial Accounting Standards No. 144, “Accounting for the Impairment or Disposal of Long-Lived Assets” (“SFAS No. 144”).

In compliance with SFAS No. 144, the Company has reported revenues, expenses and gain on sale from properties sold during the first six months of 2007 as components of discontinued operations for each period presented (including the comparable period of the prior year) in its Quarterly Report on Form 10-Q for the quarter ended June 30, 2007, filed with the SEC on August 9, 2007. Under SEC rules, the same reclassification as discontinued operations is required for previously issued annual financial statements for each of the three years presented in the Company’s most recent Annual Report on Form 10-K, if those financial statements are incorporated by reference in subsequent filings with the SEC made under the Securities Act of 1933, as amended, even though those financial statements relate to periods prior to the date of sale. This reclassification has no effect on the Company’s reported net income available to common stockholders or funds from operations.

This Current Report on Form 8-K updates Items 6, 7 and 8 of, and Exhibit 12 to, the Company’s Annual Report on Form 10-K for the year ended December 31, 2006 (the “2006 Form 10-K”) to reflect those properties sold during the first six months of 2007 as discontinued operations for all periods presented. All other items of the 2006 Form 10-K remain unchanged. The Company has not made any attempt to update matters in the 2006 Form 10-K, except to the extent expressly provided above.

Item 9.01.	Financial Statements and Exhibits.

(a)	Financial Statements of Businesses Acquired.

Not applicable.

(b)	Pro Forma Financial Information.

Not applicable.

(c)	Exhibits:

Exhibit Number	Description
12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Ernst & Young LLP.

Exhibit Number	Description
99.1

2006 Form 10-K, Item 6. Selected Financial Data;

2006 Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

2006 Form 10-K, Item 8. Financial Statements and Supplementary Data.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: October 11, 2007	By:	/s/ T. Richard Riney
T. Richard Riney
Executive Vice President, Chief Administrative Officer, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
12.1	Statement Regarding Computation of Ratios of Earnings to Fixed Charges.

23.1	Consent of Ernst & Young LLP.

99.1

2006 Form 10-K, Item 6. Selected Financial Data;

2006 Form 10-K, Item 7. Management’s Discussion and Analysis of Financial Condition and Results of Operations;

2006 Form 10-K, Item 8. Financial Statements and Supplementary Data.